                                                         Exhibit No. EX-99.h.6.b

                                    EXHIBIT A
        to the Amended and Restated Expense Limitation Agreement between
                            GARTMORE MUTUAL FUNDS and
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                      Amended, Effective September 29, 2006

                                                        Expense Limitation
Name of Fund/Class                                       for Fund/Class

Gartmore Mid Cap Growth Fund
Class A                                                      1.15%
Class B                                                      1.15%
Class C                                                      1.15%
Class R                                                      1.15%
Institutional Service Class                                  1.15%
Institutional Class                                          1.15%

Gartmore Mid Cap Growth Leaders Fund
(formerly, Gartmore Millennium Growth Fund)
Class A                                                      1.20%
Class B                                                      1.20%
Class C                                                      1.20%
Class D                                                      1.20%
Class R                                                      1.20%
Institutional Service Class                                  1.20%
Institutional Class                                          1.20%

Gartmore Convertible Fund
Class A                                                      0.95%
Class B                                                      0.95%
Class C                                                      0.95%
Class R                                                      0.95%
Institutional Service Class                                  0.95%
Institutional Class                                          0.95%

Gartmore Money Market Fund(1)***
Class C                                                      0.59%
Prime                                                        0.59%
Service                                                      0.59%
Institutional                                                0.59%

                                                        Expense Limitation
Name of Fund/Class                                       for Fund/Class

Gartmore Small Cap Leaders Fund
Class A                                                       1.35%
Class B                                                       1.35%
Class C                                                       1.35%
Class R                                                       1.35%
Institutional Service Class                                   1.35%
Institutional Class                                           1.35%

Gartmore China Opportunities Fund
Class A                                                       1.75%
Class B                                                       1.75%
Class C                                                       1.75%
Class R                                                       1.75%
Institutional Service Class                                   1.75%
Institutional Class                                           1.75%

Gartmore Global Natural Resources Fund
Class A                                                       1.20%
Class B                                                       1.20%
Class C                                                       1.20%
Class R                                                       1.20%
Institutional Service Class                                   1.20%
Institutional Class                                           1.20%

Gartmore  Optimal  Allocations  Fund:  Aggressive  (formerly  Gartmore  Actively
Managed Aggressive Asset Allocation Fund)

Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Optimal  Allocations Fund:  Moderately  Aggressive  (formerly  Gartmore
Actively Managed Moderately Aggressive Asset Allocation Fund)

Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Optimal  Allocations Fund: Moderate (formerly Gartmore Actively Managed
Moderate Asset Allocation Fund)

Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Optimal Allocations Fund: Specialty (formerly Gartmore Actively Managed
Specialty Asset Allocation Fund)

Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Emerging Markets Fund
Class A                                                       1.55%
Class B                                                       1.55%
Class C                                                       1.55%
Class R                                                       1.55%
Institutional Service Class                                   1.55%
Institutional Class Shares                                    1.55%

Gartmore International Growth Fund
Class A                                                       1.40%
Class B                                                       1.40%
Class C                                                       1.40%
Class R                                                       1.40%
Institutional Service Class                                   1.40%
Institutional Class Shares                                    1.40%

Gartmore Worldwide Leaders Fund
Class A                                                       1.40%
Class B                                                       1.40%
Class C                                                       1.40%
Class R                                                       1.40%
Institutional Service Class                                   1.40%
Institutional Class Shares                                    1.40%

Gartmore Global Financial Services Fund
Class A                                                       1.40%
Class B                                                       1.40%
Class C                                                       1.40%
Class R                                                       1.40%
Institutional Service Class                                   1.40%
Institutional Class Shares                                    1.40%

Gartmore Global Utilities Fund
Class A                                                       1.20%
Class B                                                       1.20%
Class C                                                       1.20%
Class R                                                       1.20%
Institutional Service Class                                   1.20%
Institutional Class Shares                                    1.20%

Gartmore Hedged Core Equity Fund†
Class A                                                       1.65%
Class B                                                       1.65%
Class C                                                       1.65%
Class R                                                       1.65%
Institutional Service Class                                   1.65%
Institutional Class Shares                                    1.65%

Gartmore Small Cap Growth Opportunities Fund†
Class A                                                       1.35%
Class B                                                       1.35%
Class C                                                       1.35%
Class R                                                       1.35%
Institutional Service Class                                   1.35%
Institutional Class Shares                                    1.35%

Gartmore Small Cap Value Fund†
Class A                                                       1.35%
Class B                                                       1.35%
Class C                                                       1.35%
Class R                                                       1.35%
Institutional Service Class                                   1.35%
Institutional Class Shares                                    1.35%

Gartmore Small Cap Core Fund†
Class A                                                       1.25%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       1.25%
Institutional Service Class                                   1.25%
Institutional Class Shares                                    1.25%

Gartmore Market Neutral Fund†
Class A                                                       1.65%
Class B                                                       1.65%
Class C                                                       1.65%
Class R                                                       1.65%
Institutional Service Class                                   1.65%
Institutional Class Shares                                    1.65%

Effective until at least February 28, 2007,  except for the Gartmore Hedged Core
Equity Fund,  Gartmore Small Cap Growth  Opportunities  Fund, Gartmore Small Cap
Value Fund,  Gartmore Small Cap Core Fund and Gartmore  Market Neutral Fund, for
which expense  limitations  will remain  effective  until at least  February 28,
2008.  These expense  limitations  may be revised,  after the  expiration of the agreed upon term,  if  mutually  agreed  upon by the  parties.  They may also be revised to increase the  limitations  at anytime if mutually  agreed upon by the parties.

†    Effective until at least February 28, 2008.

(1)  With  respect to all classes of the Gartmore  Money Market Fund,  effective until at least May 1, 2007.

***  In addition with respect to the Service Class of the Gartmore  Money Market
     Fund,  effective  until at least  February  28,  2007,  the Fund  Operating
     Expenses  shall be limited to 0.75% and shall  include  the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.